                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 8, 2006
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                              --------------------

                               SL Industries, Inc.
                               -------------------
               (Exact name of registrant as specified in charter)

          New Jersey                 1-4987                 21-0682685
          ----------                 ------                 ----------
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

     520 Fellowship Road, Suite A114, Mount Laurel, New Jersey      08054
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           (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On  December  8,  2006,  the  Compensation  Committee  of the  Board of
Directors of SL Industries, Inc. (the "Company") formally adopted the 2006 Bonus
Plan (the  "Bonus  Plan") to  provide  incentives  to  officers  and  members of management  of the  Company  and  its  subsidiaries,  including  certain  of the
Company's executive  officers,  in the form of cash bonus payments for achieving certain  performance goals established for them.  Participants in the Bonus Plan who are executive officers of the Company include James C. Taylor, President and
Chief  Executive  Officer of the Company and David R. Nuzzo,  Vice President and
Chief Financial Officer of the Company.

         The Bonus Plan includes two components.  The first component is a Short
Term Incentive Plan ("STIP"),  and the second component is a Long Term Incentive
Plan ("LTIP"). The structure of the Bonus Plan is designed to provide short-term incentives to participants for achieving  annual targets,  while also motivating and rewarding eligible participants for achieving longer term growth goals.

         SHORT TERM INCENTIVE PLAN. The  Compensation  Committee has established two  components  for the  STIP,  a return on  invested  capital  ("ROIC")  based component and a component based on the achievement of pre-determined  individual objectives.  Based  on  the  determination  of  the  objectives  under  the  two components,  the  maximum  percentage  of base  salary that may be earned by the participants  ranges from 20% to 45%. STIP bonuses earned will be paid annually.
No STIP  bonus  will  be  paid if  either  component  is  below a  predetermined threshold.

         LONG TERM INCENTIVE PLAN. The LTIP component of the Bonus Plan is based on a combination  of the  achievement  of certain sales targets and ROIC targets over the three fiscal years  beginning in 2006.  Based on the  determination  of these  objectives,  the maximum  percentage of base salary that may be earned by the  participants  ranges  from 10% to 55%.  LTIP  bonuses  earned  will be paid following the  conclusion of the 2008 fiscal year. A bonus payout under the LTIP will  not  occur if  either  the ROIC or  sales  component  is below  80% of the respective target.

         Under the Bonus Plan, the total maximum  percentage of base salary that may be earned by the  President  and Chief  Executive  Officer of the Company is
100% and the total  maximum  percentage of base salary that may be earned by the
Vice President and Chief Financial Officer of the Company is 50%.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SL INDUSTRIES, INC.
                                                     -------------------
                                                        (Registrant)

Date: December 13, 2006

                                           By: /s/ David R. Nuzzo
                                              ----------------------------------
                                              Name:  David R. Nuzzo
                                              Title: Vice President and Chief
                                                     Financial Officer